SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  July 21, 2004


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


         Delaware                   1-2691              13-1502798
 (State of Incorporation) ( Commission File Number)    (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)









Item 12.  Disclosure of Results of Operations and Financial
Condition

American Airlines, Inc. is furnishing herewith a press release issued on July 21, 2004 by its parent company, AMR Corporation (AMR), as Exhibit 99.1 which is included herein. This press release was issued to report AMR's second quarter 2004 results.






                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         American  Airlines, Inc.



                                         /s/ Charles D. MarLett
                                         Charles D. MarLett
                                         Corporate Secretary





Dated:  July 21, 2004

















                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

















                                          Exhibit 99.1


                         Contact:  Al Becker
                                   Corporate Communications
                                   Fort Worth, Texas
                                   817-967-1577
                                   corp.comm@aa.com


FOR RELEASE:  Wednesday, July 21, 2004

Editor's Note: A live Webcast reporting second quarter results will be broadcast on the internet on July 21 at 2 p.m. EDT. (Windows Media Player required for viewing.)


         AMR CORPORATION REPORTS MODEST NET EARNINGS
    FOR SECOND QUARTER DESPITE SHARPLY HIGHER FUEL COSTS

     AMR Posts Second Quarter Net Earnings of $6 Million
            And Operating Profits of $196 Million

Excluding Special Items, AMR Records Second Quarter Net Loss
                       of $25 Million
            And Operating Profits of $165 million

      AMR Ends Second Quarter With Cash and Short-Term
Investments of $3.9 Billion, Including Restricted Balance of
                        $489 Million


     FORT WORTH, Texas - AMR Corporation, the parent company of American Airlines, Inc., today reported earnings of $6 million for the second quarter, or $0.03 per share diluted. This compares to last year's second quarter loss of $75 million, or $0.47 per share. The second quarter results for both 2003 and 2004 include special items -- both gains and losses -- resulting from the company's restructuring efforts and a prior-year U.S. government grant. Excluding these special items, the company recorded a second quarter loss of $25 million, or $0.15 per share, a significant improvement over last year's loss of $357 million, or $2.26 per share. Also, excluding these special items, the company recorded second quarter operating profits of $165 million, an increase of $360 million over last year's results. (A reconciliation is provided later in this release.)


                          - more -


AMR Second Quarter Financial Results
July 21, 2004
Page 2


     "Compared to a year ago, we ran a much more efficient, more productive and smarter airline in the second quarter," said Gerard Arpey, AMR's Chairman and CEO. "The hard work and ingenuity of our people enabled us to drive the highest level of operating earnings, before special items, we've seen in four years, despite record fuel prices. The progress we have achieved under our Turnaround Plan, while gratifying, was overwhelmed during the period by the record high fuel prices that afflicted our industry and indeed the entire economy."
     The year-over-year increase in fuel prices adversely impacted AMR's second quarter net earnings by $232 million. "Had fuel prices been at 1999 levels, our costs would have been lower by a staggering $480 million," Arpey noted. American Airlines' mainline cost per available seat mile during the second quarter was down 0.9 percent year over year. Excluding the impact of fuel price increases and special items, American's mainline cost per available seat mile during the period was down 10.8 percent year over year.
     "However, high fuel prices are not an excuse," Arpey said. "Rather, they are a reminder that we must continually work to remove costs and improve the underlying profitability of our business anywhere and everywhere we can." Arpey pointed to the fact that this summer, American is operating nearly 60 fewer aircraft than a year ago, but has increased capacity, as measured by available seat miles, by roughly 6 percent. The number of hours flown by each aircraft operated by American in June increased by 8.3 percent compared to June a year ago.
     "Every day, we are making changes that improve the earnings potential of our company," Arpey said. "But the industry environment remains a challenge, particularly in the United States. In May, the Air Transport Association report on industry results showed domestic revenue down 30 percent compared to levels in May of 2000, yet

                          - more -


AMR Second Quarter Financial Results
July 21, 2004
Page 3


traffic was down by only 3.6 percent. That means we have no choice but to keep up the intensity as we strive to continuously lower costs, and deliver the kinds of products and services our customers value most."
     According to Arpey, "While the spike in fuel prices masked a lot of our progress in the second quarter, the fact is we were able to absorb what a year ago would have been a crippling blow. It's also important to note that we ended the quarter with total cash and short-term investments of $3.9 billion, including a restricted balance of $489 million, and we have contributed $461 million to our employee pension funds. Bottom line, while our financial results were driven by the high price of fuel, we are not discouraged. In fact, we are more determined than ever to complete our turnaround."


Editor's Note: AMR's chairman and chief executive officer, Gerard Arpey, and its chief financial officer, James Beer, will make a presentation to analysts during a teleconference on Wednesday, July 21, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, they will hold a question-and-answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577 for details.


Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "plans," "anticipates," "believes," and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, future financing needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.


                          - more -


AMR Second Quarter Financial Results
July 21, 2004
Page 4


Forward-looking statements are subject to a number of risk factors that could cause actual results to differ materially from our expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness; continued high fuel prices and the availability of fuel; the residual effects of the war in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, with increasing competition from low cost carriers and historically low fare levels (which could result in a deterioration in the revenue environment); the ability of the Company to implement its restructuring program and the effect of the program on operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the inability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability of future financing; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2003.


Detailed financial information follows:



















                          - more -



AMR Second Quarter Financial Results
July 21, 2004
Page 5

                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                  Three Months Ended June 30,   Percent
                                      2004          2003         Change
Revenues
 Passenger - American Airlines     $  3,895      $  3,544          9.9
           - Regional Affiliates        505           387         30.5
 Cargo                                  155           140         10.7
 Other revenues                         275           253          8.7
      Total operating revenues        4,830         4,324         11.7

Expenses
  Wages, salaries and benefits        1,703         1,869         (8.9)
  Aircraft fuel                         917           647         41.7
  Depreciation and amortization         320           344         (7.0)
  Other rentals and landing fees        301           298          1.0
  Commissions, booking fees and
   credit card expense                  287           260         10.4
  Maintenance, materials and
   repairs                              245           187         31.0
  Aircraft rentals                      153           177        (13.6)
  Food service                          139           151         (7.9)
  Other operating expenses              600           586          2.4
  Special charges                       (31)           76           *
  U.S. government grant                   -          (358)          *
    Total operating expenses          4,634         4,237          9.4

Operating Income                        196            87           *

Other Income (Expense)
  Interest income                        14             8         75.0
  Interest expense                     (217)         (190)        14.2
  Interest capitalized                   20            18         11.1
  Miscellaneous - net                    (7)            2           *
                                       (190)         (162)        17.3

Income (Loss) Before Income Taxes         6           (75)          *
Income tax                                -             -           -
Net Earnings (Loss)                  $    6       $   (75)          *


Earnings (Loss) Per Share
Basic                                $ 0.04       $ (0.47)
Diluted                              $ 0.03       $ (0.47)

Number of Shares Used in Computation
  Basic                                 160           158
  Diluted                               183           158

*     Greater than 100%


AMR Second Quarter Financial Results
July 21, 2004
Page 6

                       AMR CORPORATION
                  NON-GAAP RECONCILIATIONS
                         (Unaudited)

Impact of Special Items (in              Three Months Ended June 30,
millions, except per share amounts)        2004                2003
                                     Amount     EPS       Amount    EPS
  Net earnings (loss) as reported   $    6    $  0.03    $  (75)  $ (0.47)
  Special items:
       Employee charges                (11)                  47
       Aircraft and facility costs     (20)                  29
       U.S. government grant             -                 (358)
  Loss before special items         $  (25)   $ (0.15)   $ (357)  $ (2.26)


Impact of Special Items (in millions)            Three Months Ended
                                                     June 30,
                                                  2004          2003
  Operating income as reported                  $  196        $  87
  Special items                                    (31)        (282)
  Operating income (loss) before special items  $  165        $(195)



Impact of Fuel Price Variance                 Three Months Ended
                                               June 30, 2004 vs
                                                 2003      1999
  Fuel price per gallon (cents)
        2004                                    111.4     111.4
        2003                                     83.2        -
        1999 *                                     -       53.1
  Change in price                                28.2      58.3
  2004 consumption (gallons, in millions)         824       824
  Impact of fuel price variance (in millions)  $  232     $ 480

   *  Fuel prices were lower and more stable in 1999




AMR Second Quarter Financial Results
July 21, 2004
Page 7

                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                             Three Months Ended
                                                 June 30,          Percent
                                             2004          2003     Change
American Airlines, Inc. Mainline Jet Operations
    Revenue passenger miles (millions)    33,323         30,180      10.4
    Available seat miles (millions)       43,997         40,566       8.5
    Cargo ton miles (millions)               567            493      15.0
    Passenger load factor                   75.7%          74.4%      1.3 pts.
    Passenger revenue yield per
     passenger mile (cents)                11.69          11.74      (0.4)
    Passenger revenue per available
     seat mile (cents)                      8.85           8.74       1.3
    Cargo  revenue yield per ton
     mile (cents)                          27.24          28.34      (3.9)
    Operating expenses per available seat
     mile, excluding Regional Affiliates
     (cents) (1)                            9.50           9.59      (0.9)
    Operating expenses per available seat
     mile, excluding Special charges, U.S.
     government grant and Regional
     Affiliates (cents) (2)                 9.57          10.18      (6.0)
    Fuel consumption (gallons, in millions)  762            727       4.8
    Fuel price per gallon (cents)          111.2           83.0      34.0

Regional Affiliates
    Revenue passenger miles (millions)     1,857          1,389      33.7
    Available seat miles (millions)        2,665          2,110      26.3
    Passenger load factor                   69.7%          65.8%      3.9 pts.

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                     79,900         92,200
    Other                                 12,600         11,800
         Total                            92,500        104,000

(1) Excludes $517 million and $441 million of expense incurred related to Regional Affiliates in 2004 and 2003, respectively.

(2) The company believes that excluding Special charges and U.S. government grant receipts provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Special charges, U.S. government grant and Regional Affiliates.



AMR Second Quarter Financial Results
July 21, 2004
Page 8

                       AMR CORPORATION
                  NON-GAAP RECONCILIATIONS
                         (Unaudited)

American Airlines, Inc. Mainline Jet Operations   Three Months Ended June 30,
(in millions, except as noted)                         2004       2003
Total operating expenses as reported               $ 4,698       $ 4,332
Less: Operating expenses incurred related
    to Regional Affiliates                             517           441
Plus: Special charges and U.S. government grant         31           239
Operating expenses excluding Special
    charges, U.S. government grant and
    expenses incurred related to
    Regional Affiliates                            $ 4,212       $ 4,130
American mainline jet operations
    available seat miles                            43,997        40,566
Operating expenses per available seat
    mile, excluding Special charges, U.S.
    government grant and Regional
    Affiliates (cents)                                9.57         10.18

Operating expenses excluding Special
    charges, U.S. government grant and
    expenses incurred related to
    Regional Affiliates                            $ 4,212       $ 4,130
Less: American Airlines aircraft fuel
    price variance *                                   215             -
Operating expenses excluding Special
    charges, U.S. government grant,
    aircraft fuel price variance and
    expenses incurred related to
    Regional Affiliates                            $ 3,997       $ 4,130
American mainline jet operations
    available seat miles                            43,997        40,566
Operating expenses per available seat
    mile, excluding Special charges, U.S.
    government grant, aircraft fuel price
    variance and Regional Affiliates (cents)          9.08         10.18

Percent change                                        10.8

* Change in price times current year consumption
   (28.2 cents x 762 million gallons)

Note: The company believes that operating expenses per available seat mile, excluding fuel price variance, assists investors in understanding the impact of changes in fuel prices on the company's operations.


AMR Second Quarter Financial Results
July 21, 2004
Page 9

                       AMR CORPORATION
            CONSOLIDATED STATEMENTS OF OPERATIONS
           (in millions, except per share amounts)
                         (Unaudited)

                                     Six Months Ended June 30,  Percent
                                         2004          2003     Change
Revenues
 Passenger - American Airlines       $ 7,573       $ 6,938         9.2
           - Regional Affiliates         925           713        29.7
 Cargo                                   303           274        10.6
 Other revenues                          541           519         4.2
      Total operating revenues         9,342         8,444        10.6

Expenses
  Wages, salaries and benefits         3,343         3,967       (15.7)
  Aircraft fuel                        1,725         1,376        25.4
  Depreciation and amortization          646           682        (5.3)
  Other rentals and landing fees         606           589         2.9
  Commissions, booking fees and
   credit card expense                   575           515        11.7
  Maintenance, materials and
   repairs                               476           418        13.9
  Aircraft rentals                       306           367       (16.6)
  Food service                           276           300        (8.0)
  Other operating expenses             1,182         1,269        (6.9)
  Special charges                        (31)          101           *
  U.S. government grant                    -          (358)          *
    Total operating expenses           9,104         9,226        (1.3)

Operating Income (Loss)                  238          (782)         *

Other Income (Expense)
  Interest income                         28            21        33.3
  Interest expense                      (429)         (382)       12.3
  Interest capitalized                    38            37         2.7
  Miscellaneous - net                    (35)          (12)         *
                                        (398)         (336)       18.5

Loss Before Income Taxes                (160)       (1,118)      (85.7)
Income tax                                 -             -          -
Net Loss                             $  (160)      $(1,118)      (85.7)


Basic and Diluted Loss Per Share     $ (1.00)      $ (7.11)

Number of Shares Used in
Computation
  Basic and Diluted                      160           157

*     Greater than 100%


AMR Second Quarter Financial Results
July 21, 2004
Page 10

                       AMR CORPORATION
                    OPERATING STATISTICS
                         (Unaudited)

                                                    Six Months Ended
                                                        June 30,          Percent
                                                   2004        2003        Change
American Airlines, Inc. Mainline Jet Operations
    Revenue passenger miles (millions)          63,613        58,019        9.6
    Available seat miles (millions)             86,594        80,840        7.1
    Cargo ton miles (millions)                   1,088           983       10.7
    Passenger load factor                         73.5%        71.8%        1.7 pts.
    Passenger revenue yield per passenger
     mile (cents)                                11.90         11.96       (0.5)
    Passenger revenue per available seat
     mile (cents)                                 8.75          8.58        2.0
    Cargo revenue yield per ton mile (cents)     27.83         27.86       (0.1)
    Operating expenses per available seat
     mile, excluding Regional Affiliates
     (cents) (1)                                  9.49         10.49       (9.5)
    Operating expenses per available seat
     mile, excluding Special charges, U.S.
     government grant and Regional
     Affiliates (cents) (2)                       9.53         10.75      (11.3)
    Fuel consumption (gallons, in millions)      1,503         1,453        3.4
    Fuel price per gallon (cents)                106.2          88.5       20.0

Regional Affiliates
    Revenue passenger miles (millions)          3,396          2,554       33.0
    Available seat miles (millions)             5,118          4,096       25.0
    Passenger load factor                        66.3%          62.3%       4.0   pts.

(1) Excludes $1.0 billion and $865 million of expense incurred related to Regional Affiliates in 2004 and 2003, respectively.

(2) The company believes that excluding Special charges and U.S. government grant receipts provides a measure that is more representative of ongoing costs and therefore more comparable to American's historical operating expenses per ASM. Following is a reconciliation of total operating expenses to operating expenses excluding Special charges, U.S. government grant and Regional Affiliates.


AMR Second Quarter Financial Results
July 21, 2004
Page 11

                       AMR CORPORATION
                  NON-GAAP RECONCILIATIONS
                         (Unaudited)

American Airlines, Inc. Mainline Jet Operations   Six Months Ended June 30,
(in millions, except as noted)                        2004          2003
Total operating expenses as reported               $ 9,226        $ 9,343
Less: Operating expenses incurred related
    to Regional Affiliates                           1,004            865
Plus: Special charges and U.S. government grant         31            214
Operating expenses excluding Special
    charges, U.S. government grant and
    expenses incurred related to
    Regional Affiliates                            $ 8,253        $ 8,692
American mainline jet operations
    available seat miles                            86,594         80,840
Operating expenses per available seat
    mile, excluding Special charges, U.S.
    government grant and Regional
    Affiliates (cents)                                9.53          10.75


                           ###

  Current AMR Corp news releases can be accessed via the Internet.
             The address is http://www.aa.com